Prospectus Supplement

226997  7/05

dated July 20, 2005 to:

PUTNAM UTILITIES GROWTH AND INCOME FUND

Prospectuses dated February 28, 2005

The second and third paragraphs and table under the heading “Who manages the fund?” are replaced with the following:

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund.  Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL.  PIL’s address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Investment Management teams.  Putnam Management and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Equity Research and Core Fixed Income teams are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the teams’ management of the fund’s portfolio.  Their experience as investment professionals over the last five years is shown.

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years
Michael Yogg	2000	Putnam Management 1997 – Present	Analyst and Sector Team Leader, Global Equity Research Team Previously, Associate Director, Global Equity Research Team; Analyst
Portfolio Members	Joined Fund	Employer	Positions Over Past Five Years
Kevin Murphy	2003	Putnam Management 1999 – Present	Team Leader, High Grade Credit Previously, Investment Strategist; Derivatives Analyst
Masroor Siddiqui	2005	Putnam Investments Limited 2005 – Present Jefferies & Company Prior to February 2005 Goldman Sachs & Company Prior to March 2002	Analyst Equity Analyst; Team Leader, Industrials Research Practice Equity Analyst

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